                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 21, 2005

                              UNION DRILLING, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-51630                 16-1537048
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

   UNION DRILLING, INC.
   SOUTH PITTSBURGH TECHNOLOGY PARK
   3117 WASHINGTON PIKE
   BRIDGEVILLE, PENNSYLVANIA                                        15017
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (412) 257-9390
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 21, 2005, Union Drilling, Inc., a Delaware corporation ("Union"), and two selling stockholders entered into an underwriting agreement (the
"Underwriting Agreement") with J.P. Morgan Securities Inc. and Jefferies &
Company, Inc., as representatives of the several underwriters identified therein
(the "Underwriters"). The Underwriting Agreement relates to the sale by Union and the selling stockholders of 8,823,530 shares (the "Shares") of common stock, par value $0.01 per share ("Common Stock"), one half by Union and one half by the selling stockholders. One of the selling stockholders has granted the
Underwriters an option, exercisable for 30 days from the date of the
Underwriting Agreement, to purchase up to an aggregate of 1,323,530 additional shares at the offering price per Share. The Underwriters may exercise this option solely to cover over-allotments, if any, made in connection with the offering. The price per Share to the Underwriters is $13.055, and the
Underwriters will initially offer the Shares to the public at $14.00 per Share.
The offering of the Shares was made under a registration statement on Form S-1
(File No. 333-127525) filed on August 15, 2005, as amended, including a prospectus dated November 21, 2005. The Shares are expected to be delivered to the Underwriters on November 28, 2005.

The Underwriting Agreement provides that the Underwriters' obligations to purchase the Shares depend on the satisfaction of the conditions contained in the Underwriting Agreement. The conditions contained in the Underwriting
Agreement include the condition that the representations and warranties made by
Union to the Underwriters are true, that there has been no material adverse change to Union's condition or in the financial markets and that Union delivers to the Underwriters customary closing documents. The Underwriters are obligated to purchase all of the Shares (other than those covered by the option described above) if they purchase any of the Shares.

Union has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the federal securities laws, or to contribute to payments that may be required to be made in respect of these liabilities. In addition, in connection with Union's initial public offering in November 2005,
Union, Union's principal shareholders and all of Union's officers and directors then serving agreed that, for a period of 180 days ending May 20, 2006, Union,
Union's principal shareholders and such officers and directors would not, without the prior written consent of J.P. Morgan Securities Inc., directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of any share of Common
Stock or any securities convertible into or exercisable or exchangeable for
Common Stock, or file any registration statement under the Securities Act with respect to any of the foregoing or enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock, except for the issuance by
Union of any securities or options to purchase Common Stock under employee benefit plans existing as of the date of the initial public offering prospectus, the filing by Union of one or more registration statements on Form S-8 relating to the issuance and exercise of options to purchase Common Stock granted under the employee benefit plans of Union existing on the date of the initial public offering prospectus, the issuance by Union of securities in exchange for, or upon conversion of, Union's outstanding securities described in the prospectus, certain transfers in the case of officers and directors in the form of bona fide gifts, intra family transfers and transfers related to estate planning matters or the transfer by Union Drilling Company LLC to its members, if such members agree to be bound by the lockup restrictions contained in the Underwriting
Agreement. Notwithstanding the foregoing, if (1) during the last 17 days of such
180-day restricted period Union issues an earnings release or (2) prior to the expiration of such

                                     - 2 -

180-day restricted period, Union announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release.

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 21, 2005 Union Drilling, Inc. issued a press release announcing the pricing of the underwritten public offering of the Shares. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.    Description
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99.1           Press Release dated November 21, 2005 announcing pricing of the underwritten public offering

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNION DRILLING, INC.

Date: November 23, 2005            By: /s/ Christopher D. Strong
                                       -----------------------------------------
                                           Christopher D. Strong, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release dated November 21, 2005 announcing pricing of the underwritten public offering